GE FUNDS

GE Premier Growth Equity Fund

Supplement Dated June 16, 2009

To the Prospectus Dated May 1, 2009

1. On June 10, 2009, the Board of Trustees of the GE Funds (the “Trust”) approved the addition of the Russell 1000 Growth Index as a new benchmark to the GE Premier Growth Equity Fund, which will supplement the Fund’s current benchmark, the S&P 500 Index. In light of the foregoing, effective July 1, 2009, the Trust’s prospectus dated May 1, 2009 (the “Prospectus”) is amended as follows:

a.	The following paragraph replaces in its entirety the third paragraph under the section entitled “Equity Funds — GE Premier Growth Equity Fund — Fund Performance” located on page 9 of the Prospectus:

“The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 1000 Growth Index and the S&P 500® Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period. The Fund adopted the Russell 1000 Growth Index in light of the Fund’s historical large-cap growth style.”

b.	The following information supplements the table entitled “Equity Funds — GE Premier Growth Equity Fund — Average Annual Total Returns” located on page 9 of the Prospectus:

	1 Year	5 Years	10 Year
Russell 1000 Growth Index[1]	–38.44	–3.42	–4.26

c.	The following replaces footnote 4 to the table entitled “Equity Funds — GE Premier Growth Equity Fund — Average Annual Total Returns” located on page 9 of the Prospectus:

“4 The returns of the Russell 1000 Growth Index and the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the S&P 500® Index are calculated from the month-end nearest Class A shares’ inception date”

d.	The following paragraph supplements the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings — Important Definitions” that begins on page 42 of the Prospectus:

“Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.”

[This supplement should be retained with your prospectus for future reference]

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